The CIT Group/
     Equipment Financing
     650 CIT Drive
     P. O. Box 490
     Livingston, NJ 07038-0480

                                   April 13, 1999


  THE
  CIT
GROUP

Mr. Jim Jones
Vice President
LSB Industries
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma 73107

Dear Mr. Jones

Reference is made to (a) that certain Loan Agreement dated
October 31, 1994, as amended, (the "Agreement") between DSN Corporation, an Oklahoma corporation ("Debtor"), and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT"), and (b) the defined terms within. Debtor has advised CIT that LSB Industries (LSB), a guarantor of Debtor's obligations to CIT was not in compliance with:
     Section 6.10 to the Agreement, in that as of December 31, 1998, LSB did not maintain a tangible net worth of $32,674,000.00. Further, LSB did not maintain a leverage requirement of 4.90x.

Debtor has requested that notwithstanding anything to the contrary in the Agreement, that CIT waive the above instances of non-compliance through June 30, 2000.

CIT hereby waives, as of this date, the above instances of noncompliance, provided that such waiver is subject to the following conditions:

     (1) that this waiver is strictly limited to the specific covenants under section 6.10 of the Agreement, as amended, set forth above and is strictly limited only to such instances of noncompliance through and including
          June 30, 2000

     (2) that Debtor pay a fee in the amount of $40,000.00 within 5 business days of the above date to cover the waiver

     (3) CIT agrees to reset the covenants within 30 days of the date of this waiver.

                                   Sincerely,
                                   The CIT Group Equipment
                                   Financing, Inc.

                                   By: /s/ Anthony Joseph
                                      ___________________________

                                   Title: Vice President
                                        _________________________

Acknowledged and Agreed:

DSN Corporation

By: /s/ Tony M. Shelby
   ________________________

Title: V.P.
      _____________________

LSB Industries

By: /s/ Tony M. Shelby
   ________________________

Title: S.V.P.
     ______________________




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